STOCKHOLDERS' EQUITY	12 Months Ended
Sep. 30, 2011
STOCKHOLDERS' EQUITY
STOCKHOLDERS' EQUITY

14.               STOCKHOLDERS’ EQUITY

On January 16, 2009, as part of the U.S. Department of Treasury’s Capital Purchase Program, the Company issued 32,538 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, $1,000 per share liquidation preference, and a warrant to purchase up to 778,421 shares of the Company’s common stock for a period of ten years at an exercise price of $6.27 per share in exchange for $32.5 million in cash from the U.S. Department of Treasury.  The proceeds, net of issuance costs consisting primarily of legal fees, were allocated between the preferred stock and the warrant on a pro rata basis, based upon the estimated market values of the preferred stock and the warrants.  As a result, $2.2 million of the proceeds were allocated to the warrant, which increased additional paid-in capital from common stock.  The amount allocated to the warrant is considered a discount on the preferred stock and will be amortized using the level yield method over a five-year period through a charge to retained earnings.  Such amortization will not reduce net income, but will reduce income available for common shares.

The fair value of the preferred stock was estimated on the date of issuance by computing the present value of expected future cash flows using a risk-adjusted rate of return for similar securities of 12%.  The fair value of the warrant was estimated on the date of grant using the Black-Scholes option pricing model assuming a risk-free interest rate of 4.30%, expected volatility of 35.53% and a dividend yield of 4.50%.

The preferred stock pays cumulative dividends of 5% per year for the first five years and 9% per year thereafter.  The Company may, at its option, redeem the preferred stock at its liquidation preference plus accrued and unpaid dividends.  The securities purchase agreement between the Company and the U.S. Treasury limits, for three years, the rate of dividend payments on the Company’s common stock to the amount of its last quarterly cash dividend prior to participation in the program of $0.095 per share unless an increase is approved by the Treasury, limits the Company’s ability to repurchase its common stock for three years, and subjects the Company to certain executive compensation limitations included in the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009.

The Company paid quarterly cash dividends on common stock of $0.095 per share for each of the quarters in the years ended September 30, 2011 and 2010.